------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 26, 2004


              INDYMAC MBS, INC. (as depositor under the
              Pooling and Servicing Agreement, dated as of February 1, 2004, providing for the issuance of the INDYMAC MBS, INC., Mortgage Pass-Through
              Certificates, Series 2004-A).


                               IndyMac MBS, INC.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    333-102888                95-4791925
----------------------------        -------------           -------------------
(State of Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)



                  155 North Lake Avenue
                   Pasadena, California                           91101
            ---------------------------------                   ----------
                  (Address of Principal                         (Zip Code)
                    Executive Offices)


       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------


On February 26, 2004, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-A (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

This amendment on Form 8-K/A amends and supercedes in its entirety the Form 8-K of IndyMac MBS, Inc. previously filed on March 31, 2004 (accession no. 0000905148-04-002003). The purpose of this amendment on Form 8-K/A is to correct the Pooling and Servicing Agreement annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----     ------------------------------------------------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1. Pooling and Servicing Agreement, dated as of February 1, 2004, by and among the Company, IndyMac and the Trustee.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INDYMAC MBS, INC.



                                              By: /s/ Victor H. Woodworth
                                                  ----------------------------
                                                  Victor H. Woodworth
                                                  Vice President



Dated:  May 6, 2004

                                 Exhibit Index
                                 -------------



Exhibit                                                                  Page
-------                                                                  ----

     99.1.  Pooling and Servicing Agreement, dated as of February 1,
            2004, by and among, the Company, IndyMac and the Trustee       5



                                      4